Exhibit 21
NATIONAL CITY CORPORATION
SUBSIDIARY LISTING

September 1, 2006	State or Jurisdiction
under the law of
which Organized

1st Choice Mortgage, LLC	Indiana
1st Fredericksburg Mortgage, LLC	Indiana
1st Premier Mortgage, LP	Ohio
ALLINCO, Inc.	Vermont
Access Financial Corp.	Ohio
AccuLend Mortgage, LP	California
Advent Guaranty Corporation	Vermont
Affirmative Mortgage, LLC	Indiana
Afleet Mortgage, LP	Ohio
All American First Mortgage, LLC	Indiana
Allegiant Asset Management Company	Michigan
Allegiant Capital Corporation	Missouri
Allegiant Capital Trust II	Delaware
Allegiant Community Development Corporation (Inactive)	Missouri
Allegiant Insurance Services Co.	Missouri
Alliance First Mortgage, LLC	Indiana
Alliance Title Agency, L.L.C.	Michigan
Alpine Capital Corporation	Illinois
American Best Mortgage, LLC	Indiana
Americo Mortgage, LLC	Indiana
Amerimax Mortgage, LLC	Indiana
Ameritrust Home Mortgage, LP	Ohio
Ash Realty Co., Inc.	Indiana
Banc Services Statutory Trust 1	Connecticut
Baron Mortgage, LP	California
Cape Henry Mortgage, LLC	Indiana
Capstone Realty Advisors, LLC	Ohio
Capstone Realty, Inc.	Ohio
Central Valley Lending Services, LP	California
Citizens Mortgage LLC	Arizona
Classic Tradition Mortgage, LLC	Indiana
Collier Mortgage Corp., LLC	Indiana
Colonial Home Finance, LLC	Indiana
Columbus Home Mortgage, LLC	Indiana
Constellation Mortgage, LLC	Indiana
County Corp Mortgage, LLC	Indiana
Delmarva Mortgage, LLC	Indiana
Dominion Trust Mortgage, LLC	Indiana
Elegen Home Lending, LP	Ohio
Endeavor Capital Mortgage, LP	Ohio
Equality Commodity Corporation	Missouri
Equality Mortgage Corporation (Inactive)	Missouri
Executive Home Lending, LP	Indiana
FCB Mortgage, LLC	Indiana
First Capital Home Mortgage, LLC	Indiana
First Flight Mortgage, LLC	Indiana
First Franklin Financial Companies, Inc.[1]	Delaware
First Franklin Financial Corporation	Delaware
First Independent Mortgage, LLC	Indiana

NATIONAL CITY CORPORATION
SUBSIDIARY LISTING

September 1, 2006	State or Jurisdiction
under the law of
which Organized

First Intercoastal Mortgage, LLC	Indiana
The First Mortgage Group, LLC	Indiana
First National Broadway Corp.	Kentucky
First of America Capital Trust 1	Delaware
First Patriot Mortgage, LLC	Indiana
Forbes Capital, L.P.	Missouri
Forbes First Financial Corporation	Missouri
Forbes First Financial Statutory Trust 1	Missouri
Fort Wayne Capital Trust I	Delaware
Greenbrier Mortgage, LLC	Indiana
Heartland Security Mortgage, LLC	Ohio
Heritage Mortgage, LLC	Indiana
Home Financing, LP	Ohio
Home Mortgage Centre, LLC	Indiana
Homesource Mortgage Services, LP	Indiana
HomeSync Financial Services, LLC	Indiana
Integrity 1st Financial, LLC	Indiana
Kratky Road, Inc.	Missouri
L & L Mortgage Consultants, LLC	Indiana
Lakeside Lending, LLC	Indiana
Liberty West Mortgage, L.P.	Indiana
Lower Bucks Mortgage, LP	Ohio
MNC Mortgage, LP	Ohio
Market Mortgage Services, LLC	Indiana
Meadow Ridge Partners, LLC (Inactive)	Ohio
Mid Atlantic Mortgage, LLC	Indiana
MidOhio Data, Inc.	Ohio
Milestone Security Partners, LLC	Ohio
Millstone Mortgage, LP	Ohio
Montaheno Mortgage, LP	Ohio
Mortgage Company of Kentucky, Inc.	Kentucky
Mortgage One, L.P.	California
NCBO Holdings, Inc.	Indiana
NCBKCDA Investments, LLC	Kentucky
NCBPA Investment Company (Inactive)	Delaware
NCCC Acquisition, LLC	Delaware
NCLIC, Inc.	Vermont
NCS First Mortgage, LP	Ohio
NatCity Investments, Inc.[2]	Indiana
NatCity Trust Company of Delaware	Delaware
National American Mortgage, LP	Ohio
National Capital Properties, Inc. (Inactive)	Kentucky
National City Abstract, LLC	Pennsylvania
National City Bank[3]	United States
National City Business Credit, Inc.	Ohio
National City Canada, Inc. (Inactive)	United States
National City Capital Corporation	Delaware
National City Capital Trust I (Inactive)	Delaware
National City Center, LLC	Ohio
National City Commercial Capital Company, LLC[4]	Indiana
National City Commercial Capital Corporation[5]	Ohio

NATIONAL CITY CORPORATION
SUBSIDIARY LISTING

September 1, 2006	State or Jurisdiction
under the law of
which Organized

National City Commercial Capital Corporation (Canada)	Canada
National City Commercial Leasing, Inc.	Ohio
National City Community Development Corporation	Ohio
National City Credit Corporation	Ohio
National City DND, Inc.	Delaware
National City Equity Partners, Inc.	Delaware
National City Equity Partners, LLC	Ohio
National City Home Loan Services, Inc.[6]	Delaware
National City Insurance Agency of Pennsylvania, Inc.	Pennsylvania
National City Insurance Group, Inc.	Michigan
National City Investment Company-Nevada, Inc.	Nevada
National City Mortgage Capital LLC	Delaware
National City Mortgage Co.	Ohio
National City Mortgage, Inc.[7]	Ohio
National City Mortgage Insurance Company, Inc.	Hawaii
National City Mortgage Insurance Solutions, Inc.	Hawaii
National City Mortgage Loan Trust 2005-1
National City Mortgage Services Co.	Michigan
National City New Market Fund, Inc.	Ohio
National City Payments, Inc.	Delaware
National City Securities Company, LLC	Delaware
National City Trade Services Limited
National City Vehicle Receivables Inc.	Delaware
National City Vendor Finance, LLC	Illinois
National Link, L.L.C.	Pennsylvania
National Link, L.P.	Pennsylvania
National Link of Alabama, L.L.C.	Alabama
Nations Choice Mortgage, LLC	Indiana
New England Trust Company, National Association	Rhode Island
Nottingham Corporation	Pennsylvania
Ohio National Corporation Trade Services	Ohio
PB Realty, Inc.	Ohio
PFGI Capital Corporation	Ohio
Peoples Community Mortgage, LLC	Indiana
Peninsula Mortgage, LLC	Indiana
Pioneer Bank and Trust Company	Missouri
Platinum First Mortgage, LP	Ohio
Premier Lending Services, LP	California
Primary Home Mortgage, LLC	Indiana
Procurement Alternatives Corporation	Ohio
Provident Auto Leasing Company	Ohio
Provident Auto Rental Company, LLC (1998-1) (Inactive)	Delaware
Provident Auto Rental Company, LLC (1998-2) (Inactive)	Delaware
Provident Auto Rental Company LLC 2000-1 (Inactive)	Delaware
Provident Auto Rental Company LLC 2000-2 (Inactive)	Delaware
Provident Auto Rental Company LLC 2001-1	Delaware
Provident Auto Rental L.L.C. (1999-1)	Delaware
Provident Capital Trust I	Delaware
Provident Capital Trust II	Delaware
Provident Capital Trust III	Delaware
Provident Capital Trust IV	Delaware

NATIONAL CITY CORPORATION
SUBSIDIARY LISTING

September 1, 2006	State or Jurisdiction
under the law of
which Organized

Provident Lease Receivables Company, LLC	Ohio
Provident Recap I, LLC	Delaware
Provident Technical Services, Inc.	Ohio
REO Mortgage Services, LP	Ohio
RFI Series A Class 1, LLC	Ohio
RFI Series A Class 2, LLC	Delaware
RFI Series B Class 2, LLC	Delaware
RFI Series B Class 1, LLC	Delaware
The Real Estate Mortgage Funding Group, LLC	Indiana
Red Capital Advisors, LLC	Ohio
Red Capital Commercial Funding, LLC	Ohio
Red Capital Community Development Company, LLC	Ohio
Red Capital Markets, Inc.[8]	Ohio
Red Cliffs Mortgage, LLC	Indiana
Red Fund I Series A, LLC	Delaware
Red Fund 1 Series B, LLC	Delaware
Red Mortgage Capital, Inc.	Delaware
Regional First Mortgage, LLC	Indiana
Regional Home Loans, LLC	Indiana
Riverside Home Lending, LP	Ohio
SCDC, LLC	Ohio
Shenandoah Mortgage, LLC	Indiana
Summit First Financial, LLC	Indiana
SunAmerica Affordable Housing Partners	Nevada
Supreme Capital Mortgage, LLC	Indiana
SussexMortgage.com, LLC	Indiana
Tidewater First Mortgage, LLC	Indiana
Valley Mortgage Services, LP	Ohio
Virginia Home Mortgage, LLC	Indiana
Western Properties, Inc. (Inactive)	Pennsylvania
Western Reserve Company	Pennsylvania
Xcel Capital, LLC	Indiana

[1]	FFFC FirstStreet.Com

[2]	Assumed Name: National City Investments A/N

[3]	Assumed Name: The Loan Zone

[4]	Assumed Name: National City Equipment Finance, LLC;

[5]	Assumed Name: Oshkosh Capital

[6]	Altegra Credit Company Loan Services; First Franklin Loan Services; National City Loan Services; National City Residential Loan Services, Inc.

[7]	Assumed Names: AccuBanc Mortgage; AccuLoan Mortgage; AccuMortgage; Alliance Mortgage Capital; Central Valley Lending Services; Commonwealth United Mortgage Company; Eastern Mortgage Services; FNMC; First Mayflower Mortgage Co.; First Muirfield Co.; Mayflower Mortgage Co.; Muirfield Mortgage; National City; Premier Lending Services

[8]	Assumed Name: Provident Capital Corp.

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